UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-8709

Salomon Brothers High Income Fund II Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY	10004

(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Salomon Brothers Asset Management Inc

300 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 725-6666

Date of fiscal year end: April 30

Date of reporting period: April 30, 2005

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Salomon Brothers

High Income Fund II Inc.

Annual Report

April 30, 2005

PFPC Inc.

P.O. Box 43027

Providence, RI 02940-3027

HIXANN 04/05

05-8683

SALOMON BROTHERS HIGH INCOME FUND II INC.

Letter From the Chairman

R. Jay Gerken, CFA

Chairman and Chief Executive Officer

Dear Shareholder,

Despite rising interest rates, climbing oil prices, geopolitical concerns and uncertainties surrounding the U.S. Presidential election, the U.S. economy continued to expand during the period. Following a 3.3% gain in the second quarter of 2004, gross domestic product (“GDP”)i growth was a robust 4.0% in the third quarter and 3.8% in the fourth quarter. After the end of the Fund’s reporting period, the advance first quarter 2005 GDP figure was revised up to 3.5% from 3.1%.

Given the overall strength of the economy, the Federal Reserve Board (“Fed”)ii moved to raise interest rates in an attempt to ward off inflation. As expected, the Fed increased its target for the federal funds rateiii by 0.25% to 1.25% on June 30, 2004—the first rate hike in four years. The Fed again raised rates in 0.25% increments at each of its next six meetings. The Fed again raised rates in early May, after the reporting period concluded, bringing the target for the federal funds rate to 3.00%.

For much of the reporting period, the fixed income market confounded many investors as short-term interest rates rose in concert with the Fed rate tightening, while longer-term rates, surprisingly, remained fairly steady. However, this began to change in late February 2005, as strong economic data and inflationary concerns caused longer-term rates to rise as well. This continued through March, before longer-term rates again declined on the back of mixed economic data. Looking at the period as a whole, the overall bond market, as measured by the Lehman Brothers Aggregate Bond Index,iv returned 5.26%.

Despite a strong start to the reporting period, the high-yield market gave back some of its gains as the reporting period progressed. This reversal of fortune occurred as investors became concerned over the potential for several high profile bond downgrades, including General Motors and Ford Motor Company. Over the one-year period, the Citigroup High Yield Market Indexv returned 6.09%.

During the one-year period, emerging markets debt, as represented by the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi returned 14.60%. Continually improving country fundamentals and strong market technicals outweighed the downward pressure exerted throughout the period by Fed tightening. Continued strength in commodity prices, including metals, agriculture, and oil, provided positive support for many emerging market countries.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The Fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

SALOMON BROTHERS HIGH INCOME FUND II INC.

Important information concerning the Fund and its Adviser with regard to recent regulatory developments is contained in the “Additional Information” note in the Notes to the Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman and Chief Executive Officer

May 24, 2005

SALOMON BROTHERS HIGH INCOME FUND II INC.

Manager Overview

Performance Review

During the 12 months ended April 30, 2005, the Salomon Brothers High Income Fund II returned 5.39%, based on its New York Stock Exchange (“NYSE”) market price and 12.13% based on its net asset value (“NAV”)vii per share. In comparison, its benchmark, the unmanaged Citigroup High-Yield Market Index, returned 6.09% and its Lipper High Current Yield (leveraged) Closed-end Funds Category Average1 returned 8.59% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the 12-month period, the Fund made distributions to shareholders totaling $1.22 per share (which may include return of capital). On May 5, 2005, after the close of the Fund’s annual reporting period, the Fund announced a dividend from ordinary income for the months of June, July and August of $0.080 per common share, down from the $0.095 monthly dividend paid in each of the previous eight months. In declaring the new rate, the Fund cited its positive returns over the past three years, which generated substantial gains but, in turn, reduced the investment income available for distributions. This decline in investment income is a function of lower interest rates combined with the large volume of debt redemptions in the high yield market. The substantial spread tightening in the high yield and emerging debt markets also reduced investment income. The performance table shows the Fund’s 30-day SEC yield as well as its 12-month total return based on its NAV and market price as of April 30, 2005. Past performance is no guarantee of future results. The Fund’s yields will vary.

FUND PERFORMANCE

AS OF APRIL 30, 2005

(unaudited)

Price Per Share	30-Day SEC Yield	12-Month Total Return

$ 11.10 (NAV)	8.10%	12.13%

$ 11.14 (Market Price)	8.07%	5.39%

All figures represent past performance and are not a guarantee of future results. The Fund’s yields will vary.

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions. The “SEC yield” is a return figure often quoted by bond and other fixed-income mutual funds. This quotation is based on the most recent 30-day (or one-month) period covered by the Fund’s filings with the SEC. The yield figure reflects the income dividends and interest earned during the period after deduction of the Fund’s expenses for the period. These yields are as of April 30, 2005 and are subject to change.

High Yield Market Review

During the 12 months ended April 30, 2005, the high yield market, as represented by the Citigroup High Yield Market Index, returned 6.09%. High yield started the Fund’s fiscal year down, with a sharp decline in May 2004, as an improving labor market and fears of rising inflation sparked a sell-off in U.S. Treasury

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended April 30, 2005, calculated among the 28 funds in the Fund’s Lipper category including the reinvestment of dividends and capital gains, if any.

SALOMON BROTHERS HIGH INCOME FUND II INC.

bonds. Large mutual fund outflows, continued profit taking and greater focus on individual company fundamentals also contributed to negative returns.

However, the high-yield bond market rallied for the remainder of 2004 as investors gained confidence that inflation was contained and the Fed would continue to raise rates at a “measured pace.” This resulted in a strong rally in U.S. Treasuries and tighter spreads across fixed income asset classes. Reduced U.S. Treasury market volatility, combined with the continued low interest rate environment, set a positive tone for high yield, engendering generally positive mutual fund flows and contributing both to the record number of deals that came to market during the year and strong demand for higher yielding assets. Additionally, default rates reached 20-year lows as the improving economy and the low interest rate environment enabled companies to extend their debt maturities and improve their liquidity.

Rising oil prices, weak equity markets and more hawkish comments from the Fed regarding inflation led the market back down in the first four months of 2005. The steady stream of negative auto sector headlines late in the period, including General Motor’s unexpected negative earnings warning in mid-March and Ford’s reduced earnings guidance and second quarter production cuts announced in late April, reintroduced investor fears of both companies’ potential downgrades to high yield status. This caused spreads to widen dramatically within the auto sector and across fixed income credit markets. Continued high commodity prices, higher inflation and fears of an economic slowdown heightened market volatility near the end of the period, leading some investors to re-price risk in the market.

Based on the 8.27% yieldviii of the Citigroup High Market Yield Index as of April 30, 2005, high-yield bonds continued to offer competitive yields relative to U.S. Treasury notes.ix However, high-yield issues are subject to additional risks, such as the increased possibility of default because of their lower credit quality, and yields and prices will fluctuate.

Emerging Markets Debt Review

Emerging markets debt returned 14.60% during the 12 months ended April 30, 2005, as represented by the JPMorgan Emerging Markets Bond Index Global. Improving country fundamentals and strong market technicals offset the downward pressure exerted by increases in the fed funds rate and, during the last two months of the period, credit contagion from the auto sector.

Sovereign debt markets sold off at the start of the Fund’s fiscal year in May 2004 as investors reacted to upward pressure in interest rates, an extremely strong March U.S. jobs report and rising inflationary concerns. In line with the increased uncertainty in the market, sovereign spreads widened out to 549 basis points over U.S. Treasuries during the month, a level not seen since May of 2003. However, sovereign markets recovered in June and rallied through the remainder of 2004 based on strong underlying country fundamentals, commodity price strength and relatively low U.S. Treasury market volatility.

Emerging debt markets continued to trend positive during the first two months of 2005 despite concerns over the path of U.S. interest rates, risks of higher inflation and new bond issuance weighing on the market. However, indications of potentially more aggressive tightening (50-basis-pointx increments) from the Federal Reserve and increasingly prominent inflation worries led the market down in March, broadly in line with the U.S. Treasury market. Emerging debt markets remained under pressure in early April as spillover from volatile credit markets, with the highly visible troubles in the auto sector, worsened technicals, but markets recovered later in the month as U.S. Treasury market volatility declined and country fundamentals remained broadly supportive.

SALOMON BROTHERS HIGH INCOME FUND II INC.

Emerging markets debt fundamentals remained strong throughout the period, with continued progress on political and economic reforms in many emerging market countries and the generally positive macro environment supporting broad credit quality improvements across emerging markets. Continued strength in commodity prices, including metals, agriculture, and oil, also provided positive support for many emerging market economies. Oil prices, in particular, remained high, favoring oil exporters, although fears remained that high-energy prices might dampen the global recovery.

Spreads tightened 84 basis points during the 12-month period ended April 30, 2005, closing at 384 basis points over U.S. Treasuries. Over the period, 12-month return volatility stood at 6.83%,xi substantially below long-term, historical levels of approximately 16%.

Factors Influencing Fund Performance

Over the 12 months ending April 30, 2005, the Fund benefited from its overweighting of the Tower and Chemicals sectors and underweighting of the Airlines and Retail sectors. However, our overweight in the Cable & Media sector and underweight in the Telecommunications sector detracted from performance over the 12 months. On the whole, security selection contributed positively to Fund performance. Issuer selection was particularly strong in the Cable & Media, Tower, Telecommunications and Utilities sectors but weak in Pharmaceuticals, Containers, Food Processing, Beverage & Bottling and Consumer Products/Tobacco.

Within the Fund’s emerging markets debt component, performance over the period was primarily driven by macroeconomic and market factors, as outlined in the market overview section above, rather than individual country events. That said, our overweight positions in Brazil and Ecuador and our underweights in Mexico, Turkey and Malaysia positively contributed to overall performance during the period. Our overweights to Argentina and Morocco detracted from fund performance relative to the unmanaged benchmark. The use of leverage positively contributed to the Fund’s performance during the period.

Looking for Additional Information?

The Fund is traded under the symbol “HIX” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under symbol XHIXX. Barron’s and The Wall Street Journal’s Monday editions carry closed-end fund tables that will provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.citigroupam.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 or 1-800-SALOMON (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current NAV, market price, and other information.

SALOMON BROTHERS HIGH INCOME FUND II INC.

Thank you for your investment in the Salomon Brothers High Income Fund II Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Peter J. Wilby, CFA	Beth A. Semmel, CFA
President	Executive Vice President

James E. Craige, CFA

Executive Vice President

May 24, 2005

SALOMON BROTHERS HIGH INCOME FUND II INC.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of April 30, 2005 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Russian Federation, 5.000% due 3/31/30 (5.7%), United Mexican States, Medium-Term Notes, Series A, 6.625% due 3/3/15 (4.7%), Federative Republic of Brazil, C Bond, 8.000% due 4/15/14 (4.7%), SpectraSite, Inc. (1.8%), Federative Republic of Brazil, 12.250% due 3/6/30 (1.8%), Nextel Communications, Inc., Sr. Notes, 7.375% due 8/1/15 (1.7%), NTL Inc. (1.7%), United Mexican States, Medium-Term Notes, Series A, 5.875% due 1/15/14 (1.5%), Republic of Turkey, 11.5000% due 1/23/12 (1.4%) and Federative Republic of Brazil, DCB, Series L, 4.313% due 4/15/12 (1.4%). Please refer to pages 9 through 23 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The Fund’s top five sector holdings as of (as a percentage of net assets) April 30, 2005 were: Consumer-Non-Cyclicals (16.7%), Basic Industries (15.4%), Telecommunications (11.3%), Media-Cable (10.5%) and Brazil (8.8%). The Fund’s portfolio composition is subject to change at any time.

RISKS: As interest rates rise, bond prices fall, reducing the value of the Fund. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance. High yield bonds involve greater credit and liquidity risks than investment grade bonds. Foreign securities are subject to certain risks not associated with domestic investing, such as currency fluctuations and changes in political and economic conditions which could result in significant fluctuations. The risks are magnified in emerging markets. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.
ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
iv	The Lehman Brothers Aggregate Bond Index is a broad-based bond index comprised of Government, Corporate, Mortgage and Asset-Backed issues, rated investment grade or higher, and having at least one year to maturity.
[v]	The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.
vi	JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.
vii	NAV is a price that reflects the value of the Fund’s underlying portfolio plus other assets, less the Fund’s liabilities. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price as determined by supply of and demand for the Fund’s common shares, which may be more or less than the Fund’s NAV.
viii	As measured by the yield on the Citigroup High Yield Market Index as of the period’s close.
ix	Yields are subject to change and will fluctuate.
[x]	A basis point in one one-hundredth (1/100 or 0.01) of one percent.
xi	Source: JPMorgan Chase.

SALOMON BROTHERS HIGH INCOME FUND II INC.

Fund at a Glance (unaudited)

SALOMON BROTHERS HIGH INCOME FUND II INC.

Schedule of Investments

April 30, 2005

Face Amount†	Security*	Value
Corporate Bonds & Notes — 55.7%
Basic Industries — 9.4%
3,850,000	Abitibi-Consolidated Inc., Debentures, 8.850% due 8/1/30 (a)	$3,291,750
7,230,000	Acetex Corp., Sr. Notes, 10.875% due 8/1/09	7,663,800
2,500,000	Airgas, Inc., Sr. Sub. Notes, 9.125% due 10/1/11	2,712,500
1,875,000	Ak Steel Corp., Sr. Notes, 7.875% due 2/15/09 (a)	1,729,687
2,850,000	Aleris International Inc., Sr. Secured Notes, 10.375% due 10/15/10	3,113,625
4,050,000	Anchor Glass Container Corp., Sr. Secured Notes, 11.000% due 2/15/13 (a)	3,300,750
4,375,000	Appleton Papers Inc., Sr. Sub. Notes, Series B, 9.750% due 6/15/14 (a)	4,484,375
981,818	Applied Extrusion Technologies, Inc., Sr. Notes, 12.000% due 3/15/12 (a)(b)	978,710
3,104,000	BCP Crystal U.S. Holdings, Corp., Sr. Sub. Notes, 9.625% due 6/15/14	3,437,680
3,250,000	Berry Plastics Corp., Sr. Sub. Notes, 10.750% due 7/15/12	3,607,500
2,800,000	Borden Chemicals & Plastics L.P., Notes, 9.500% due 5/1/05 (c)(d)(e)	49,000
	Buckeye Technologies Inc., Sr. Sub. Notes:
1,400,000	9.250% due 9/15/08	1,414,000
1,750,000	8.000% due 10/15/10 (a)	1,723,750
3,500,000	Equistar Chemicals L.P., Sr. Notes, 10.625% due 5/1/11	3,920,000
8,500,000	FMC Corp., Debentures, 7.750% due 7/1/11	9,095,000
3,873,000	Huntsman International LLC, Sr. Sub. Notes, 10.125% due 7/1/09 (a)	4,037,602
1,525,000	IMCO Recycling Escrow Inc., Sr. Notes, 9.000% due 11/15/14 (b)	1,563,125
3,675,000	Innophos Inc., Sr. Sub. Notes, 8.875% due 8/15/14 (b)	3,822,000
6,950,000	ISP Chemco Inc., Sr. Sub. Notes, Series B, 10.250% due 7/1/11	7,558,125
276,000	Ispat Inland ULC, Sr. Secured Notes, 9.750% due 4/1/14	316,710
3,800,000	Jefferson Smurfit Corp., Sr. Notes, 8.250% due 10/1/12	3,743,000
3,750,000	JSG Funding PLC, Sr. Notes, 9.625% due 10/1/12	3,731,250
7,000,000	KI Holdings Inc., Sr. Discount Notes, zero coupon until 11/15/09, 9.875% thereafter, due 11/15/14 (b)	4,165,000
	Lyondell Chemical Co., Sr. Secured Notes:
2,575,000	9.500% due 12/15/08 (a)	2,758,469
1,400,000	11.125% due 7/15/12 (a)	1,606,500
294,000	Series B, 9.875% due 5/1/07	302,820
3,075,000	Methanex Corp., Sr. Notes, 8.750% due 8/15/12 (a)	3,582,375
3,550,000	Millennium America Inc., Sr. Notes, 9.250% due 6/15/08 (a)	3,798,500
1,525,000	Mueller Group Inc., Sr. Sub. Notes, 10.000% due 5/1/12	1,647,000
4,375,000	Mueller Holdings Inc., Discount Notes, zero coupon until 4/15/09, 14.750% thereafter, due 4/15/14	2,931,250
1,000,000	Nalco Co., Sr. Sub. Notes, 8.875% due 11/15/13 (a)	1,030,000
1,000,000	Newark Group, Inc., Sr. Sub. Notes, 9.750% due 3/15/14	990,000
1,325,000	OM Group, Inc., Sr. Sub. Notes, 9.250% due 12/15/11	1,344,875

See Notes to Financial Statements.

SALOMON BROTHERS HIGH INCOME FUND II INC.

Schedule of Investments (continued)

April 30, 2005

Face Amount†	Security*	Value
Basic Industries — 9.4% (continued)
7,000,000	Plastipak Holdings, Inc., Sr. Notes, 10.750% due 9/1/11	$7,665,000
2,000,000	Pliant Corp., Sr. Secured Notes, 11.125% due 9/1/09	1,830,000
2,700,000	Radnor Holdings Corp., Sr. Notes, 11.000% due 3/15/10 (a)	1,809,000
5,000,000	Republic Technologies International, LLC, Sr. Secured Notes, 13.750%, due 7/15/09 (c)(d)(e)	0
4,075,000	Resolution Performance Products, Inc., Sr. Sub. Notes, 13.500%, due 11/15/10 (a)	4,431,562
	Rhodia S.A.:
575,000	Sr. Notes, 10.250% due 6/1/10 (a)	612,375
5,850,000	Sr. Sub. Notes, 8.875% due 6/1/11 (a)	5,499,000
1,000,000	Smurfit Capital Funding PLC, Debentures, 7.500% due 11/20/25	950,000
4,950,000	Smurfit-Stone Container Enterprises Inc., Sr. Notes, 8.375% due 7/1/12 (a)	4,912,875
	Tekni-Plex, Inc.:
1,525,000	Sr. Secured Notes, 8.750% due 11/15/13 (a)(b)	1,425,875
2,725,000	Sr. Sub. Notes, Series B, 12.750% due 6/15/10 (a)	2,261,750
1,657,000	Westlake Chemical Corp., Sr. Notes, 8.750% due 7/15/11	1,810,272

		132,658,437

Consumer Cyclicals — 4.7%
5,000,000	AMF Bowling Worldwide, Inc., Sr. Sub. Notes, 10.000% due 3/1/10	5,025,000
4,050,000	Buffets Inc., Sr. Sub. Notes, 11.250% due 7/15/10	4,009,500
6,325,000	Cinemark Inc., Sr. Discount Notes, zero coupon until 3/15/09, 9.750% thereafter, due 3/15/14	4,380,062
4,725,000	Denny’s Corp., Sr. Notes, 10.000% due 10/1/12 (a)(b)	4,866,750
2,000,000	Eye Care Centers of America, Inc., Sr. Sub. Notes., 10.750% due 2/15/15 (b)	1,870,000
2,750,000	Finlay Fine Jewelry Corp., Sr. Notes, 8.375% due 6/1/12	2,433,750
	Host Marriott, L.P., Sr. Notes:
2,500,000	7.125% due 11/1/13 (a)	2,543,750
3,400,000	6.375% due 3/15/15 (b)	3,251,250
1,625,000	Series I, 9.500% due 1/15/07	1,738,750
	Interface, Inc.:
2,875,000	Sr. Notes, 10.375% due 2/1/10	3,090,625
1,500,000	Sr. Sub. Notes, 9.500% due 2/1/14 (a)	1,507,500
3,000,000	John Q. Hammons Hotels L.P., 1st Mortgage Notes, Series B, 8.875% due 5/15/12	3,210,000
	Levi Strauss & Co., Sr. Notes:
1,150,000	7.730% due 4/1/12 (b)(f)	1,063,750
810,000	12.250% due 12/15/12 (a)	862,650
3,875,000	9.750% due 1/15/15 (b)	3,720,000
3,525,000	MeriStar Hospitality Corp., Sr. Notes, 9.125% due 1/15/11 (a)	3,560,250
825,000	MeriStar Hospitality Operating Partnership, L.P., Sr. Notes, 10.500% due 6/15/09	870,375

See Notes to Financial Statements.

SALOMON BROTHERS HIGH INCOME FUND II INC.

Schedule of Investments (continued)

April 30, 2005

Face Amount†	Security*	Value
Consumer Cyclicals — 4.7% (continued)
	Saks Inc., Notes:
1,543,000	9.875% due 10/1/11	$1,666,440
1,574,000	7.000% due 12/1/13 (a)	1,436,275
2,825,000	Sbarro, Inc., Sr. Notes, 11.000% due 9/15/09 (a)	2,726,125
	Six Flags Inc., Sr. Notes:
84,000	8.875% due 2/1/10 (a)	74,130
1,500,000	9.750% due 4/15/13 (a)	1,320,000
2,225,000	9.625% due 6/1/14 (a)	1,891,250
4,300,000	Starwood Hotels & Resorts Worldwide, Inc., Sr. Notes, 7.875% due 5/1/12	4,735,375
3,275,000	Tommy Hilfiger U.S.A., Inc., Notes, 6.850% due 6/1/08 (a)	3,324,125
1,425,000	Toys R Us Inc., Notes, 7.375% due 10/15/18	1,132,875

		66,310,557

Consumer Non-Cyclicals — 10.1%
3,975,000	aaiPharma Inc., Sr. Sub. Notes, 11.500% due 4/1/10 (a)(c)(d)(f)	1,450,875
4,425,000	AmeriPath, Inc., Sr. Sub. Notes, 10.500% due 4/1/13	4,447,125
3,055,000	Ameristar Casinos, Inc., Sr. Sub. Notes, 10.750% due 2/15/09	3,337,587
1,961,000	Applica Inc., Sr. Sub. Notes, 10.000% due 7/31/08 (a)	1,774,705
3,550,000	Argosy Gaming Co., Sr. Sub. Notes, 7.000% due 1/15/14	3,896,125
500,000	Athena Neurosciences Finance LLC, Sr. Notes, 7.250% due 2/21/08 (a)	438,750
	Caesars Entertainment Inc., Sr. Sub. Notes:
700,000	9.375% due 2/15/07	749,875
4,500,000	8.875% due 9/15/08	4,966,875
3,000,000	8.125% due 5/15/11 (a)	3,375,000
3,015,163	Dade Behring Holdings Inc., Sr. Sub. Notes, 11.910% due 10/3/10	3,297,835
2,100,000	DaVita Inc., Sr. Sub. Notes, 7.250% due 3/15/15 (b)	2,052,750
5,250,000	Doane Pet Care Co., Sr. Sub. Notes, 9.750% due 5/15/07 (a)	5,197,500
1,600,000	Dole Food Co. Inc., Debentures, 8.750% due 7/15/13 (a)	1,704,000
5,120,000	Extendicare Health Services, Inc., Sr. Notes, 9.500% due 7/1/10	5,587,200
2,100,000	HCA Inc., Notes, 6.375% due 1/15/15 (a)	2,118,077
4,150,000	Herbst Gaming Inc., Sr. Sub. Notes, 7.000% due 11/15/14 (b)	4,087,750
3,325,000	Hines Nurseries, Inc., Sr. Notes, 10.250% due 10/1/11	3,507,875
5,600,000	Home Interiors & Gifts, Inc., Sr. Sub. Notes, 10.125% due 6/1/08 (a)	4,760,000
4,800,000	IASIS Healthcare LLC, Sr. Sub. Notes, 8.750% due 6/15/14	4,956,000
3,325,000	Icon Health & Fitness, Inc., Sr. Sub. Notes, 11.250% due 4/1/12 (a)	2,377,375
3,780,000	Inn of the Mountain Gods Resort & Casino, Sr. Notes, 12.000% due 11/15/10	4,450,950
2,350,000	InSight Health Services, Corp., Sr. Sub. Notes, Series B, 9.875% due 11/1/11 (a)	2,244,250
6,163,689	Iowa Select Farms, L.P., Sr. Secured Notes, Payment-in-Kind, 6.500% due 12/1/06 (b)	3,081,844
4,800,000	Isle of Capri Casinos Inc., Sr. Sub. Notes, 7.000% due 3/1/14	4,680,000

See Notes to Financial Statements.

SALOMON BROTHERS HIGH INCOME FUND II INC.

Schedule of Investments (continued)

April 30, 2005

Face Amount†	Security*	Value
Consumer Non-Cyclicals — 10.1% (continued)
2,281,000	Jafra Cosmetics International Inc., Sr. Sub. Notes, 10.750% due 5/15/11	$2,577,530
2,100,000	Jean Coutu Group, Inc., Sr. Sub. Notes, 8.500% due 8/1/14 (a)	1,989,750
3,750,000	Kerzner International Ltd., Sr. Sub. Notes, 8.875% due 8/15/11	4,031,250
3,800,000	Las Vegas Sands Corp., Sr. Notes, 6.375% due 2/15/15 (a)(b)	3,581,500
2,025,000	Leiner Health Products Inc., Sr. Sub. Notes, 11.000% due 6/1/12	2,146,500
3,045,000	Medical Device Manufacturing, Inc., Sr. Sub. Notes, Series B, 10.000% due 7/15/12	3,273,375
	MGM MIRAGE:
1,775,000	Sr. Notes, 6.750% due 9/1/12	1,783,875
6,375,000	Sr. Sub. Notes, 9.750% due 6/1/07	6,900,937
2,475,000	Mohegan Tribal Gaming Authority, Sr. Sub. Notes., 6.875% due 2/15/15 (a)(b)	2,450,250
1,117,365	Nutritional Sourcing Corp., Notes, 10.125% due 8/1/09	810,090
4,700,000	Pinnacle Entertainment Inc., Sr. Sub. Notes, 8.250% due 3/15/12	4,629,500
4,675,000	Pinnacle Foods Holding Corp., Sr. Sub. Notes, 8.250% due 12/1/13 (a)	3,903,625
3,400,000	Playtex Products, Inc., Sr. Sub. Notes, 9.375% due 6/1/11 (a)	3,544,500
	Rite Aid Corp., Notes:
1,000,000	6.000% due 12/15/05 (a)(b)	1,005,000
310,000	7.125% due 1/15/07 (a)	310,000
4,425,000	Sealy Mattress Co., Sr. Sub. Notes, 8.250% due 6/15/14	4,491,375
2,950,000	Simmons Bedding Co., Sr. Discount Notes, zero coupon until 12/15/09, 10.000% thereafter, due 12/15/14 (b)	1,637,250
475,000	Station Casinos, Inc., Sr. Sub. Notes, 6.875% due 3/1/16	482,125
2,500,000	Sybron Dental Specialties, Inc., Sr. Sub. Notes, 8.125% due 6/15/12	2,662,500
2,145,000	Tempur-Pedic Inc. and Tempur Production U.S.A. Inc., Sr. Sub. Notes, 10.250% due 8/15/10	2,402,400
	Tenet Healthcare Corp.:
6,000,000	Notes, 7.375% due 2/1/13 (a)	5,655,000
	Sr. Notes:
1,800,000	6.500% due 6/1/12 (a)	1,674,000
150,000	9.875% due 7/1/14	154,875
1,525,000	6.875% due 11/15/31	1,242,875
2,410,000	Vanguard Health Holding Co. I LLC, Sr. Discount Notes, zero coupon until 10/1/09, 11.250% thereafter, due 10/1/15 (a)	1,650,850

		143,531,255

Energy — 4.6%
6,250,000	Chesapeake Energy Corp., Sr. Notes, 6.625% due 1/15/16 (b)	6,187,500
	Dynegy Holdings Inc.:
	Debentures:
4,550,000	7.125% due 5/15/18 (a)	3,344,250
8,350,000	7.625% due 10/15/26 (a)	6,053,750
2,000,000	Sr. Secured Notes, 9.875% due 7/15/10 (b)	2,030,000

See Notes to Financial Statements.

SALOMON BROTHERS HIGH INCOME FUND II INC.

Schedule of Investments (continued)

April 30, 2005

Face Amount†	Security*	Value
Energy — 4.6% (continued)
	El Paso Corp.:
5,200,000	Notes, 7.875% due 6/15/12 (a)	$5,109,000
	Sr. Notes:
5,425,000	7.800% due 8/1/31 (a)	4,950,312
6,325,000	7.750% due 1/15/32 (a)	5,850,625
3,175,000	Hanover Compressor Co., Sr. Notes, 9.000% due 6/1/14	3,357,562
5,127,000	Magnum Hunter Resources, Inc., Sr. Notes, 9.600% due 3/15/12	5,716,605
	PEMEX Project Funding Master Trust:
3,100,000	6.125% due 8/15/08	3,193,000
250,000	7.375% due 12/15/14	272,250
4,575,000	Plains Exploration & Production Co., Sr. Notes, 7.125% due 6/15/14	4,780,875
2,000,000	Pogo Producing Co., Sr. Sub. Notes, Series B, 8.250% due 4/15/11	2,135,000
1,000,000	Swift Energy Co., Sr. Sub. Notes, 9.375% due 5/1/12 (a)	1,075,000
	The Williams Cos., Inc., Notes:
3,700,000	7.625% due 7/15/19	3,986,750
3,650,000	7.875% due 9/1/21 (a)	3,942,000
3,225,000	8.750% due 3/15/32	3,724,875

		65,709,354

Financial — 0.0%
1,975,400	Airplanes Pass-Through Trust, Series D, 10.875% due 3/15/19 (c)(d)(e)	0

Housing Related — 1.1%
8,500,000	Associated Materials Inc., Sr. Discount Notes, zero coupon until 3/1/09, 11.250% thereafter, due 3/1/14	5,780,000
3,275,000	Collins & Aikman Floor Coverings Inc., Sr. Sub. Notes, Series B, 9.750% due 2/15/10	3,455,125
2,550,000	Nortek Inc., Sr. Sub. Notes, 8.500% due 9/1/14	2,269,500
5,075,000	Ply Gem Industries, Inc., Sr. Sub. Notes, 9.000% due 2/15/12	4,415,250

		15,919,875

Manufacturing — 4.7%
3,325,000	Alliant Techsystems Inc., Sr. Sub. Notes, 8.500% due 5/15/11	3,549,437
4,200,000	Argo-Tech Corp., Sr. Notes, 9.250% due 6/1/11	4,515,000
450,000	Case New Holland Inc., Sr. Notes, 9.250% due 8/1/11 (b)	461,250
3,825,000	Flowserve Corp., Sr. Sub. Notes, 12.250% due 8/15/10	4,150,125
2,150,000	Ford Motor Co., Notes, 7.450% due 7/16/31 (a)	1,771,228
	Ford Motor Credit Co.:
	Notes:
2,325,000	7.875% due 6/15/10	2,239,872
1,175,000	7.000% due 10/1/13 (a)	1,059,087
2,700,000	Sr. Notes, 7.250% due 10/25/11	2,498,729
1,750,000	General Binding Corp., Sr. Sub. Notes, 9.375% due 6/1/08	1,767,500

See Notes to Financial Statements.

SALOMON BROTHERS HIGH INCOME FUND II INC.

Schedule of Investments (continued)

April 30, 2005

Face Amount†		Security*	Value
Manufacturing — 4.7% (continued)
		General Motors Acceptance Corp.:
1,575,000	EUR	Medium-Term Notes, 6.000% due 6/1/08	$1,900,772
		Notes:
6,475,000		6.750% due 12/1/14 (a)	5,433,386
10,300,000		8.000% due 11/1/31	8,687,988
2,075,000		General Motors Corp., Debentures, 8.375% due 7/15/33 (a)	1,582,939
2,100,000		Invensys PLC, Sr. Notes, 9.875% due 3/15/11 (a)(b)	2,089,500
8,000,000		Key Plastics Holdings, Inc., Sr. Sub. Notes, Series B, 10.250% due 3/15/07 (c)(d)(e)	10,000
2,100,000		Keystone Automotive Operations Inc., Sr. Sub. Notes, 9.750% due 11/1/13	2,110,500
1,750,000		Kinetek, Inc., Sr. Notes, Series D, 10.750% due 11/15/06	1,627,500
5,500,000		L-3 Communications Corp., Sr. Sub. Notes, 7.625% due 6/15/12	5,843,750
2,750,000		Moll Industries, Inc., Sr. Sub. Notes, 10.500% due 7/1/08 (c)(d)(e)	0
1,850,000		NMHG Holding Co., Sr. Notes, 10.000% due 5/15/09	2,002,625
4,000,000		Sequa Corp., Sr. Notes, 9.000% due 8/1/09	4,240,000
1,700,000		Tenneco Automotive Inc., Sr. Secured Notes, Series B, 10.250% due 7/15/13	1,865,750
4,000,000		Terex Corp., Sr. Sub. Notes, Series B, 10.375% due 4/1/11	4,360,000
2,409,000		TRW Automotive Inc., Sr. Notes, 9.375% due 2/15/13	2,505,360

			66,272,298

Media – Cable — 6.4%
6,435,325		CanWest Media Inc., Sr. Sub. Notes, 8.000% due 9/15/12 (b)	6,612,296
		Charter Communications Holdings, LLC:
		Sr. Discount Notes:
4,530,000		11.750% due 1/15/10	3,601,350
11,525,000		Zero coupon until 5/15/06, 11.750% thereafter, due 5/15/11 (a)	7,404,813
10,000,000		Zero coupon until 1/15/07, 12.125% thereafter, due 1/15/12 (a)	5,775,000
		Sr. Notes:
350,000		8.625% due 4/1/09 (a)	254,625
50,000		10.750% due 10/1/09 (a)	38,000
10,500,000		CSC Holdings, Inc., Sr. Sub. Debentures, 10.500% due 5/15/16 (a)	11,523,750
		Dex Media East LLC/Dex Media East Finance Co., Sr. Notes:
1,750,000		9.875% due 11/15/09	1,925,000
813,000		12.125% due 11/15/12	960,356
4,500,000		Dex Media Inc., Discount Notes, zero coupon until 11/15/08, 9.000% thereafter, due 11/15/13	3,397,500
2,344,000		Dex Media West LLC/Dex Media Finance Co., Sr. Sub. Notes, Series B, 9.875% due 8/15/13	2,613,560
4,650,000		DirecTV Holdings LLC, Sr. Notes, 8.375% due 3/15/13	5,056,875
7,183,000		EchoStar DBS Corp., Sr. Notes, 9.125% due 1/15/09	7,676,831

See Notes to Financial Statements.

SALOMON BROTHERS HIGH INCOME FUND II INC.

Schedule of Investments (continued)

April 30, 2005

Face Amount†	Security*	Value
Media – Cable — 6.4% (continued)
2,500,000	Houghton Mifflin Co., Sr. Discount Notes, zero coupon until 10/15/08, 11.500% thereafter, due 10/15/13 (a)	$1,675,000
4,350,000	Insight Midwest, L.P., Sr. Notes, 10.500% due 11/1/10	4,654,500
2,100,000	Interep National Radio Sales, Inc., Sr. Sub. Notes, Series B, 10.000% due 7/1/08 (a)	1,714,125
4,875,000	Mediacom LLC, Sr. Notes, 9.500% due 1/15/13 (a)	4,692,188
4,825,000	Nexstar Finance Inc., Sr. Sub. Notes, 7.000% due 1/15/14 (b)	4,439,000
3,800,000	NextMedia Operating, Inc., Sr. Sub. Notes, 10.750% due 7/1/11 (a)	4,108,750
900,000	R.H. Donnelley Finance Corp. I, Sr. Sub. Notes, 10.875% due 12/15/12 (b)	1,032,750
3,475,000	Radio One, Inc., Sr. Sub. Notes, Series B, 8.875% due 7/1/11	3,735,625
	Yell Finance B.V.:
6,776,000	Sr. Discount Notes, zero coupon until 8/1/06, 13.500% thereafter, due 8/1/11	6,767,530
606,000	Sr. Notes, 10.750% due 8/1/11 (a)	671,902

		90,331,326

Services/Other — 1.9%
2,100,000	Allied Security Escrow Corp., Sr. Sub. Notes, 11.375% due 7/15/11	2,152,500
	Allied Waste North America, Inc., Sr. Notes:
1,050,000	7.250% due 3/15/15 (b)	960,750
	Series B:
250,000	8.500% due 12/1/08	255,938
1,617,000	9.250% due 9/1/12 (a)	1,714,020
6,000,000	7.375% due 4/15/14 (a)	5,280,000
3,200,000	Brand Services, Inc., Sr. Sub. Notes, 12.000% due 10/15/12	3,568,000
	Cenveo Corp.:
1,000,000	Sr. Notes, 9.625% due 3/15/12 (a)	1,070,000
3,050,000	Sr. Sub. Notes, 7.875% due 12/1/13 (a)	2,874,625
4,000,000	The Holt Group, Inc., Sr. Notes, 9.750% due 1/15/06 (c)(d)(e)	0
4,035,000	Iron Mountain Inc., Sr. Sub. Notes, 8.625% due 4/1/13	4,065,262
2,325,000	Muzak LLC, Sr. Notes, 10.000% due 2/15/09	1,964,625
3,600,000	SITEL Corp., Sr. Sub. Notes, 9.250% due 3/15/06	3,618,000

		27,523,720

Technology — 1.9%
	Amkor Technology, Inc.:
2,575,000	Sr. Notes, 9.250% due 2/15/08 (a)	2,298,188
2,300,000	Sr. Sub. Notes, 10.500% due 5/1/09 (a)	1,840,000
12,600,000	Lucent Technologies Inc., Debentures, 6.450% due 3/15/29	10,694,250
3,775,000	Nortel Networks Ltd., Notes, 6.125% due 2/15/06	3,803,312
3,000,000	Seagate Technology HDD Holdings, Sr. Notes, 8.000% due 5/15/09 (a)	3,165,000
5,175,000	Unisys Corp., Sr. Notes, 8.125% due 6/1/06 (a)	5,304,375

		27,105,125

See Notes to Financial Statements.

SALOMON BROTHERS HIGH INCOME FUND II INC.

Schedule of Investments (continued)

April 30, 2005

Face Amount†	Security*	Value
Telecommunications — 6.9%
	Alamosa (Delaware) Inc.:
4,430,000	Sr. Discount Notes, zero coupon until 7/31/05, 12.000% thereafter, due 7/31/09	$4,850,850
1,950,000	Sr. Notes, 11.000% due 7/31/10 (a)	2,186,438
	American Tower Corp., Sr. Notes:
6,995,000	9.375% due 2/1/09 (a)	7,353,494
1,825,000	7.500% due 5/1/12 (a)	1,861,500
1,800,000	American Tower Escrow Corp., Discount Notes, zero coupon due 8/1/08	1,368,000
4,600,000	AT&T Corp., Sr. Notes, 9.750% due 11/15/31	5,750,000
	Crown Castle International Corp., Sr. Notes:
2,300,000	9.375% due 8/1/11	2,530,000
5,140,000	10.750% due 8/1/11	5,525,500
600,000	7.500% due 12/1/13 (a)	642,000
950,000	Series B, 7.500% due 12/1/13 (a)	1,016,500
1,375,000	Intelsat (Bermuda) Ltd., Sr. Notes, 7.805% due 1/15/12 (a)(b)(f)	1,385,313
6,075,000	MCI Inc., Sr. Notes, 8.735% due 5/1/14	6,591,375
14,050,000	Nextel Communications, Inc., Sr. Notes, 7.375% due 8/1/15	15,033,500
1,430,000	PanAmSat Corp., Sr. Notes, 9.000% due 8/15/14	1,494,350
7,325,000	Qwest Corp., Notes, 9.125% due 3/15/12 (b)	7,801,125
	Qwest Services Corp., Notes:
8,325,000	14.000% due 12/15/10 (b)	9,407,250
2,071,000	14.500% due 12/15/14 (b)	2,412,715
4,175,000	SBA Communications Corp., Sr. Notes, 8.500% due 12/1/12 (b)	4,373,313
850,000	SpectraSite, Inc., Sr. Notes, 8.250% due 5/15/10 (a)	890,375
	UbiquiTel Operating Co., Sr. Notes:
1,575,000	9.875% due 3/1/11	1,712,812
2,325,000	9.875% due 3/1/11 (b)	2,528,437
3,800,000	U.S. Unwired Inc., Sr. Secured Notes, Series B, 10.000% due 6/15/12 (a)	4,189,500
4,175,000	Western Wireless Corp., Sr. Notes, 9.250% due 7/15/13	4,790,812
3,200,000	Zeus Special Subsidiary Ltd., Sr. Discount Notes, zero coupon until 2/1/10, 9.250% thereafter, due 2/1/15 (b)	1,952,000

		97,647,159

Transportation — 0.3%
	Continental Airlines, Inc., Pass-Through Certificates:
1,736,840	Series 00-2, 8.312% due 4/2/11	1,354,882
675,000	Series 98-3, 7.250% due 11/1/05	642,862
1,141,346	Series 981C, 6.541% due 9/15/08	972,408
1,675,000	General Maritime Corp., Sr. Notes, 10.000% due 3/15/13	1,829,938

		4,800,090

See Notes to Financial Statements.

SALOMON BROTHERS HIGH INCOME FUND II INC.

Schedule of Investments (continued)

April 30, 2005

Face Amount†	Security*	Value
Utilities — 3.7%
	The AES Corp., Sr. Notes:
1,325,000	9.500% due 6/1/09	$1,444,250
1,400,000	9.375% due 9/15/10 (a)	1,533,000
4,425,000	7.750% due 3/1/14 (a)	4,535,625
3,450,000	Allegheny Energy Supply Statutory Trust 2001, Sr. Secured Notes, 10.250% due 11/15/07 (b)	3,812,250
	Calpine Corp.:
500,000	Sr. Notes, 7.875% due 4/1/08 (a)	252,500
	2nd Priority, Sr. Secured Notes:
6,180,000	8.500% due 7/15/10 (a)(b)	4,326,000
1,575,000	8.750% due 7/15/13 (a)(b)	1,094,625
2,500,000	Calpine Generating Co. LLC, Sr. Secured Notes, 12.390% due 4/1/11 (a)(f)	2,187,500
	Edison Mission Energy, Sr. Notes:
4,575,000	7.730% due 6/15/09	4,712,250
5,175,000	9.875% due 4/15/11 (a)	5,873,625
	Mirant Americas Generation, LLC, Sr. Notes:
2,075,000	7.625% due 5/1/06 (c)(d)	2,370,688
2,925,000	9.125% due 5/1/31 (c)(d)	3,100,500
7,315,000	NRG Energy, Inc., Sr. Secured Notes, 8.000% due 12/15/13 (b)	7,424,725
	Reliant Resources, Inc., Sr. Secured Notes:
5,325,000	9.250% due 7/15/10	5,471,437
3,975,000	9.500% due 7/15/13 (a)	4,143,937

		52,282,912

	Total Corporate Bonds & Notes (Cost — $801,097,642)	790,092,108

Convertible Bonds & Notes — 0.2%
Technology — 0.0%
568,000	Sanmina-SCI Corp, Sub. Debentures, zero coupon due 9/12/20	308,850

Telecommunications — 0.2%
2,675,000	American Tower Corp., Notes, 5.000% due 2/15/10	2,651,594

	Total Convertible Bonds & Notes (Cost — $1,634,254)	2,960,444

See Notes to Financial Statements.

SALOMON BROTHERS HIGH INCOME FUND II INC.

Schedule of Investments (continued)

April 30, 2005

Face Amount†	Security*	Value
Sovereign Bonds—23.4%
Argentina — 1.0%
	Republic of Argentina (c)(d)(g):
90,000DEM	7.875% due 7/29/05‡	$18,217
125,000DEM	11.250 % due 4/10/06‡	26,482
155,000EUR	10.250% due 1/26/07‡	65,047
1,535,000EUR	8.000% due 2/26/08‡	628,013
4ARS	12.000% due 9/19/08‡	0
425,000DEM	9.000% due 11/19/08‡	84,131
210,000EUR	8.250% due 7/6/10‡	83,598
175,000DEM	10.250% due 2/6/49‡	37,457
1,295,000DEM	7.000% due 3/18/49‡	267,643
200,000EUR	9.000% due 6/20/49‡	80,288
90,000EUR	8.500% due 7/1/49‡	35,944
95,000DEM	9.000% due 9/19/49‡	19,085
125,000EUR	9.250% due 10/21/49‡	50,836
195,000DEM	10.500% due 11/14/49‡	38,717
	Argentina Coupon:
5,675,000ARS	Series 2701, zero coupon due 1/2/49 (e)‡	0
5,675,000ARS	Series 2780, zero coupon due 1/29/49 (e)‡	0
5,810,000	Discount Bond, Series L-GL, 3.500% due 3/31/23 (f)‡	3,360,794
	Medium-Term Notes:
965,000,000ITL	4.638% due 7/13/05 (f)‡	193,602
290,000EUR	10.000% due 2/22/07‡	120,652
470,000,000ITL	7.625% due 8/11/07‡	95,751
490,000,000ITL	8.000% due 10/30/09‡	98,243
185,000EUR	8.500% due 7/30/10‡	73,383
460,000EUR	8.750% due 2/4/49‡	190,249
145,000,000ITL	7.000% due 3/18/49‡	30,271
125,000EUR	9.000% due 5/24/49 (b)‡	50,487
115,000EUR	7.125% due 6/10/49‡	45,809
90,000EUR	9.250% due 7/20/49‡	35,921
95,000EUR	8.125% due 10/4/49‡	37,112
14,925,000	Par Bond, Series L-GP, 6.000% due 3/31/23‡	8,689,335

		14,457,067

Brazil — 5.4%
	Federative Republic of Brazil:
12,365,000	12.250% due 3/6/30	15,314,053
1,500,000	11.000% due 8/17/40	1,699,500

See Notes to Financial Statements.

SALOMON BROTHERS HIGH INCOME FUND II INC.

Schedule of Investments (continued)

April 30, 2005

Face Amount†	Security*	Value
Brazil — 5.4% (continued)
40,282,776	C Bond, 8.000% due 4/15/14	$40,181,968
3,000,000	Collective Action Securities, 10.500% due 7/14/14	3,386,250
12,933,696	DCB, Series L, 4.313% due 4/15/12 (f)	12,121,298
	FLIRB, Series L:
584,615	Bearer, 4.250% due 4/15/09 (f)	571,096
1,661,538	Registered, 4.250% due 4/15/09 (f)	1,623,115
1,270,674	NMB, Series L, 4.313% due 4/15/09 (f)	1,248,437

		76,145,717

Bulgaria — 0.2%
2,625,000	Republic of Bulgaria, 8.250% due 1/15/15 (b)	3,264,844

Chile — 0.4%
4,825,000	Republic of Chile, 5.500% due 1/15/13	5,033,701

Colombia — 1.2%
	Republic of Colombia:
325,000	9.750% due 4/23/09	359,450
4,425,000	10.000% due 1/23/12	4,854,225
2,500,000	10.750% due 1/15/13	2,845,000
1,955,000	10.375% due 1/28/33	2,116,287
6,025,000	Medium-Term Notes, 11.750% due 2/25/20	7,350,500

		17,525,462

Ecuador — 0.3%
4,610,000	Republic of Ecuador, 12.000% due 11/15/12 (b)	4,379,500

El Salvador — 0.2%
3,165,000	Republic of El Salvador, 7.750% due 1/24/23 (b)	3,481,500

Mexico — 5.3%
	United Mexican States:
950,000	11.375% due 9/15/16	1,379,875
1,650,000	8.125% due 12/30/19	1,934,625
	Medium-Term Notes:
3,450,000	8.300% due 8/15/31	4,058,063
	Series A:
1,075,000	6.375% due 1/16/13	1,123,375
12,819,000	5.875% due 1/15/14	12,956,804
37,945,000	6.625% due 3/3/15	40,240,673
9,850,000	8.000% due 9/24/22	11,465,400
2,090,000	7.500% due 4/8/33	2,270,262

		75,429,077

See Notes to Financial Statements.

SALOMON BROTHERS HIGH INCOME FUND II INC.

Schedule of Investments (continued)

April 30, 2005

Face Amount†	Security*	Value
Panama — 0.9%
	Republic of Panama:
2,685,000	9.625% due 2/8/11	$3,168,300
1,675,000	7.250% due 3/15/15	1,742,000
5,545,000	9.375% due 1/16/23	6,536,169
1,689,509	PDI, 3.750% due 7/17/16 (f)	1,579,691

		13,026,160

Peru — 1.0%
	Republic of Peru:
4,025,000	8.750% due 11/21/33	4,266,500
	FLIRB:
10,459,350	5.000% due 3/7/17 (f)	9,805,641
173,250	5.000% due 3/7/17 (b)(f)	162,422

		14,234,563

The Philippines — 0.9%
	Republic of the Philippines:
1,900,000	9.375% due 1/18/17	2,022,313
4,975,000	9.875% due 1/15/19	5,226,859
4,550,000	10.625% due 3/16/25	4,916,730

		12,165,902

Russia — 3.6%
1,475,000	Aries Vermogensverwaltungs GmbH, Russian Federation Credit-Link Notes, Series C, 9.600% due 10/25/14 (b)	1,880,625
	Russian Federation:
275,000	12.750% due 6/24/28 (b)	470,250
46,410,000	5.000% due 3/31/30 (b)(f)	49,426,650

		51,777,525

South Africa — 0.4%
	Republic of South Africa:
575,000	9.125% due 5/19/09	665,562
5,000,000	6.500% due 6/2/14	5,425,000

		6,090,562

Turkey — 1.2%
	Republic of Turkey:
500,000	11.750% due 6/15/10	600,000
10,225,000	11.500% due 1/23/12	12,423,375
3,225,000	11.875% due 1/15/30	4,232,812

		17,256,187

See Notes to Financial Statements.

SALOMON BROTHERS HIGH INCOME FUND II INC.

Schedule of Investments (continued)

April 30, 2005

Face Amount†	Security*	Value
Ukraine — 0.4%
	Republic of Ukraine:
2,417,441	11.000% due 3/15/07 (b)	$2,592,706
2,150,000	7.650% due 6/11/13 (b)	2,311,250

		4,903,956

Venezuela — 1.0%
	Bolivarian Republic of Venezuela:
1,925,000	5.375% due 8/7/10	1,734,425
2,550,000	8.500% due 10/8/14	2,520,675
	Collective Action Securities:
7,600,000	10.750% due 9/19/13	8,542,400
500,000	9.375% due 1/13/34	495,500
425,000	Par Bond, Series A, 6.750% due 3/31/20	423,937

		13,716,937

	Total Sovereign Bonds (Cost — $320,709,311)	332,888,660

Loan Participation (f)(h) — 0.1%
1,117,556	Kingdom of Morocco, Tranche A, 3.803% due 1/2/09 (UBS Warburg Securities LLC) (Cost — $1,105,816)	1,103,586

Shares
Common Stock (c) — 3.2%
93,506	Applied Extrusion Technologies, Inc., Class A Shares (a)(e)	2,177,170
52,472	Mattress Discounters Corp. (e)	0
229,356	NTL Inc.	14,674,197
283,656	SpectraSite, Inc. (a)	15,921,611
375,814	Telewest Global Inc.	6,967,592
658,202	UnitedGlobalCom Inc., Class A Shares	5,890,908

	Total Common Stock (Cost — $48,855,900)	45,631,478

Escrow Shares (c)(e) — 0.0%
8,800,000	Breed Technologies, Inc.	0
5,500,000	Imperial Holly Co.	0
2,025,000	Pillowtex Corp.	0
2,648,056	Vlasic Foods International Inc.	95,860

	Total Escrow Shares (Cost — $0)	95,860

See Notes to Financial Statements.

SALOMON BROTHERS HIGH INCOME FUND II INC.

Schedule of Investments (continued)

April 30, 2005

Shares	Security*	Value
Preferred Stock — 0.5%
6,845	Alamosa Holdings, Inc., 7.500%, Cumulative Convertible, Series B	$6,673,019
	TCR Holding Corp.:
17,552	Class B (c)(e)	18
9,654	Class C (c)(e)	10
25,451	Class D (c)(e)	25
52,657	Class E (c)(e)	53

	Total Preferred Stock (Cost — $2,110,899)	6,673,125

Warrants
Warrants (c) — 0.1%
1,800	American Tower Escrow Corp., (Exercise price of $0.01 per share expiring 8/1/08. Each warrant exercisable for 14.10 shares of common stock.) (b)	438,305
40,565	Bolivarian Republic of Venezuela, Oil-Linked payment obligations, expires 4/15/20	851,865
3,500	Brown Jordan International Inc., (Exercise price of $0.01 per share expiring 8/15/07. Each warrant exercisable for 0.2298 shares of common stock.) (b)	32
30,928,049	ContiFinancial Corp. Liquidating Trust, Units of Interest. (Represents interests in a trust in the liquidation of ContiFinancial Corp. and its affiliates.)	38,660
2,750	Leap Wireless International Inc., (Exercise price of $96.80 per share expiring 4/15/10. Each warrant exercisable for 5.146 shares of common stock.) (b)(e)	0
3,500	Mattress Discounters Corp., (Exercise price of $0.01 per share expiring on 7/15/07. Each warrant exercisable for 4.85 shares of Class A common stock and 0.539 shares of Class L common stock.) (b)(e)	0
2,000	Mueller Holdings, Inc., (Exercise price of $0.01 per share expiring on 4/15/14. Each warrant exercisable for 109.820 shares of common stock.) (b)	160,500
13,614	Pillowtex Corp. (Exercise price of $28.99 per share expiring on 11/24/09. Each warrant exercisable for 1.0 share of common stock.) (e)	14
5,000	Ubiquitel Operating Co. (Exercise price of $22.74 per share expiring on 4/15/10. Each warrant exercisable for 5.965 shares of common stock.) (b)(e)	50

	Total Warrants (Cost — $728,219)	1,489,426

See Notes to Financial Statements.

SALOMON BROTHERS HIGH INCOME FUND II INC.

Schedule of Investments (continued)

April 30, 2005

Face Amount	Security*	Value
Short-Term Investments — 16.8%
Repurchase Agreements — 4.1%
$18,486,000	Interest in $629,394,000 joint tri-party repurchase agreement dated 4/29/05 with Deutsche Bank Securities Inc., 2.960% due 5/2/05; Proceeds at maturity — $18,490,560; (Fully collateralized by various U.S. government agency obligations, 0.000% to 9.500% due 9/15/05 to 5/1/35; Market value — $18,870,409)	$18,486,000
20,000,000	Interest in $398,063,000 joint tri-party repurchase agreement dated 4/29/05 with Goldman Sachs Group Inc., 2.940% due 5/2/05; Proceeds at maturity — $20,004,900; (Fully collateralized by various U.S. Treasury obligations, 1.250% to 9.375% due 5/31/05 to 11/15/24; Market value — $20,400,046)	20,000,000
20,000,000	Interest in $850,128,000 joint tri-party repurchase agreement dated 4/29/05 with UBS Securities LLC, 2.950% due 5/2/05; Proceeds at maturity — $20,004,917; (Fully collateralized by various U.S. government agency obligations, 0.000% to 8.500% due 5/26/05 to 8/6/38; Market value — $20,400,086)	20,000,000

	Total Repurchase Agreements (Cost — $58,486,000)	58,486,000

Shares
Securities Purchased From Securities Lending Collateral — 12.7%

179,968,021	State Street Navigator Securities Lending Trust Prime Portfolio (Cost — $179,968,021)	179,968,021

	Total Short-Term Investments (Cost — $238,454,021)	238,454,021

	Total Investments — 100.0% (Cost — $1,414,696,062**)	$1,419,388,708

*	All securities except for those that are on loan are segregated as collateral pursuant to a loan agreement and/or reverse repurchase agreements.
†	Face amount denominated in U.S. dollars unless otherwise indicated.
‡	On June 6, 2005, bonds were exchanged for Republic of Argentina Discount Bonds, 5.830% due 12/31/33 denominated in Argentine Peso.
(a)	All or portion of this security is on loan (See Note 3).
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to the guidelines approved by the Board of Directors.
(c)	Non-income producing security.
(d)	Security is currently in default.
(e)	Security is valued in accordance with fair valuation procedures.
(f)	Rate shown reflects current rate on instrument with variable rate or step coupon rates.
(g)	All Argentina bonds were tendered as of February 25, 2005, under a plan of reorganization of Argentina.
(h)	Participation interest was acquired through the financial institution indicated parenthetically.
**	Aggregate cost for federal income tax purposes is $1,416,039,234.

Abbreviations used in this schedule:

ARS     — Argentine Peso

DCB     — Debt Conversion Bond

DEM    — German Mark

EUR     — Euro

FLIRB — Front-Loaded Interest Reduction Bond

ITL      — Italian Lira

NMB    — New Money Bond

PDI      — Past Due Interest

See Notes to Financial Statements.

SALOMON BROTHERS HIGH INCOME FUND II INC.

Statement of Assets and Liabilities

April 30, 2005

ASSETS:
Investments, at value (Cost — $1,414,696,062)	$1,419,388,708
Cash	784
Interest and dividend receivable	23,007,786
Receivable for securities sold	628,412
Deposits with brokers for initial margin on credit default swap contracts	330,000
Prepaid expenses	54,490

Total Assets	1,443,410,180

LIABILITIES:
Loan payable (Note 4)	300,000,000
Payable for loaned securities collateral (Note 3)	179,968,021
Payable for open reverse repurchase agreements (Notes 1 and 3)	97,596,250
Payable for securities purchased	1,719,507
Management fee payable	1,044,379
Interest payable (Notes 3 and 4)	852,245
Unrealized depreciation on credit default swap contracts (Notes 1 and 3)	318,962
Administration fee payable	104,438
Transfer agency fee payable	6,469
Directors’ fees	646
Accrued expenses	164,399

Total Liabilities	581,775,316

Total Net Assets	$861,634,864

NET ASSETS:
Common stock ($0.001 par value, 100,000,000 shares authorized; 77,614,787 shares outstanding)	$77,615
Capital paid in excess of par value	1,041,477,863
Overdistributed net investment income	(264,582)
Accumulated net realized loss from investment transactions, credit default swap contracts and foreign currency transactions	(184,029,625)
Net unrealized appreciation of investments, credit default swap contracts and foreign currencies	4,373,593

Total Net Assets	$861,634,864

Net Asset Value, per share ($861,634,864 ÷ 77,614,787 shares outstanding)	$11.10

See Notes to Financial Statements.

SALOMON BROTHERS HIGH INCOME FUND II INC.

Statement of Operations

For the Year Ended April 30, 2005

INVESTMENT INCOME:
Interest	$100,845,678
Securities lending	552,285
Dividends	259,624

Total Investment Income	101,657,587

EXPENSES:
Management fee (Note 2)	12,463,760
Interest expense (Notes 3 and 4)	8,824,228
Administration fee (Note 2)	1,246,376
Legal	193,374
Custody	179,663
Transfer agency services	138,557
Loan fees	106,018
Directors’ fees	61,081
Stock exchange listing fees	56,026
Audit and tax fees	48,479
Shareholder communications	25,966
Insurance	20,464
Other	6,567

Total Expenses	23,370,559

Net Investment Income	78,287,028

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, CREDIT DEFAULT SWAP CONTRACTS AND FOREIGN CURRENCIES (NOTES 1 AND 3):
Realized Gain (Loss) From:
Investment transactions	41,105,955
Credit default swap contracts	73,600
Foreign currency transactions	(30,574)

Net Realized Gain	41,148,981

Net Change in Unrealized Appreciation/Depreciation From:
Investment	(20,579,226)
Credit deferral swap contracts	(318,962)
Foreign currencies	(91)

Net Change in Unrealized Appreciation/Depreciation	(20,898,279)

Net Gain on Investments, Credit Default Swap Contracts and Foreign Currencies	20,250,702

Increase in Net Assets From Operations	$98,537,730

See Notes to Financial Statements.

SALOMON BROTHERS HIGH INCOME FUND II INC.

Statements of Changes in Net Assets

For the Years Ended April 30,

	2005	2004
OPERATIONS:
Net investment income	$78,287,028	$83,808,800
Net realized gain	41,148,981	54,293,792
Net change in unrealized appreciation/depreciation	(20,898,279)	9,244,230

Increase in Net Assets From Operations	98,537,730	147,346,822

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(93,751,761)	(103,492,241)

Decrease in Net Assets From Distributions to Shareholders	(93,751,761)	(103,492,241)

FUND SHARE TRANSACTIONS:
Proceeds from shares issued on reinvestment of dividends (1,549,854 and 2,032,308 shares issued, respectively)	17,827,283	23,600,889

Increase in Net Assets From Fund Share Transactions	17,827,283	23,600,889

Increase in Net Assets	22,613,252	67,455,470

NET ASSETS:
Beginning of year	839,021,612	771,566,142

End of year*	$861,634,864	$839,021,612

* Included overdistributed net investment income of:	$(264,582)	—

See Notes to Financial Statements.

SALOMON BROTHERS HIGH INCOME FUND II INC.

Statement of Cash Flows

For the Year Ended April 30, 2005

CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Interest and dividend received	$92,090,874
Operating expenses paid	(14,561,761)
Net purchases of short-term investments	(34,288,000)
Realized gain on credit default swap contracts	73,600
Realized loss on foreign currency transactions	(30,574)
Net change in unrealized depreciation of foreign currencies	(91)
Purchases of long-term investments	(700,962,255)
Proceeds from disposition of long-term investments	641,531,105
Interest paid	(8,362,626)

Net Cash Used By Operating Activities	(24,509,728)

CASH FLOWS PROVIDED (USED) BY FINANCING ACTIVITIES:
Cash distributions paid on Common Stock	(93,751,761)
Proceeds from reverse repurchase agreements	97,596,250
Proceeds from shares issued on reinvestment of dividends	17,827,283
Deposits with brokers for initial margin on credit default swap contracts	(330,000)

Net Cash Provided By Financing Activities	21,341,772

Net Decrease in Cash	(3,167,956)
Cash, Beginning of year	3,168,740

Cash, End of year	$784

RECONCILIATION OF INCREASE IN NET ASSETS FROM OPERATIONS TO NET CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Increase in Net Assets From Operations	$98,537,730

Accretion of discount on investments	(12,314,107)
Amortization of premium on investments	2,322,539
Increase in investments, at value	(115,366,569)
Decrease in interest and dividend receivable	424,855
Decrease in receivable for securities sold	177,577
Increase in prepaid expenses	(11,363)
Increase in payable for securities purchased	1,262,075
Increase in interest payable	461,602
Decrease in accrued expenses	(4,067)

Total Adjustments	(123,047,458)

Net Cash Flows Used By Operating Activities	$(24,509,728)

See Notes to Financial Statements.

SALOMON BROTHERS HIGH INCOME FUND II INC.

Financial Highlights

Data for a share of capital stock outstanding throughout each year ended April 30:

	2005(1)	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$11.03	$10.42	$10.48	$11.08	$11.85

Income (Loss) From Operations:
Net investment income	1.02	1.12	1.18	1.27	1.37
Net realized and unrealized gain (loss)	0.27	0.85	0.12	(0.50)	(0.58)

Total Income From Operations	1.29	1.97	1.30	0.77	0.79

Less Distributions From:
Net investment income	(1.22)	(1.38)	(1.16)	(1.18)	(1.40)
Return of capital	—	—	(0.22)	(0.20)	(0.16)

Total Distributions	(1.22)	(1.38)	(1.38)	(1.38)	(1.56)

Increase in Net Asset Value Due to Shares Issued on Reinvestment of Dividends	—	0.02	0.02	0.01	—

Net Asset Value, End of Year	$11.10	$11.03	$10.42	$10.48	$11.08

Market Price, End of Year	$11.14	$11.75	$11.65	$11.65	$10.96

Total Return, Based on Market Price, Per Share(2)	5.39%	13.51%	15.00%	20.83%	6.85%
Ratios to Average Net Assets:
Total expenses, including interest expense	2.69%	2.17%	2.49%	2.80%	3.09%
Total expenses, excluding interest expense (operating expenses)	1.67%	1.57%	1.63%	1.57%	1.43%
Net investment income	8.99%	10.18%	12.64%	12.08%	11.87%
Net Assets, End of Year (000s)	$861,635	$839,022	$771,566	$750,334	$764,344
Portfolio Turnover Rate	54%	50%	87%	118%	118%
Loans Outstanding, End of Year (000s)	$300,000	$300,000	$300,000	$260,000	$260,000
Weighted Average Interest Rate on Loans	2.44%	1.64%	2.15%	3.44%	6.69%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	For purposes of this calculation, dividends are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan and the broker commission paid to purchase or sell a share is excluded.

See Notes to Financial Statements.

SALOMON BROTHERS HIGH INCOME FUND II INC.

Notes to Financial Statements

Note  1.  Significant  Accounting  Policies

Salomon Brothers High Income Fund II Inc. (“Fund”) was incorporated in Maryland and is registered as a diversified, closed-end, management investment company under the Investment Company Act of 1940 (the “1940 Act”), as amended. The Fund seeks to maximize current income by investing at least 80% of its net assets plus any borrowings for investment purposes in high yield debt securities (as defined in the Fund’s prospectus). As a secondary objective, the Fund seeks capital appreciation to the extent consistent with its objective of seeking to maximize current income.

The following are significant accounting policies consistently followed by the Fund. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) INVESTMENTS VALUATION. Debt securities are valued at the mean between the bid and asked price provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the bid and asked price as of the close of business of that market. However, when the spread between the bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) REPURCHASE AGREEMENTS. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

SALOMON BROTHERS HIGH INCOME FUND II INC.

Notes to Financial Statements (continued)

(c) REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements in which the Fund sells portfolio securities and agrees to repurchase them from the buyer at a specified date and price. Whenever the Fund enters into a reverse repurchase agreement, the Fund’s custodian delivers liquid assets to the counterparty in an amount at least equal to the repurchase price marked-to-market (including accrued interest). The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings which may create leverage risk by the Fund.

(d) FORWARD FOREIGN CURRENCY CONTRACTS. The Fund may enter into forward foreign currency contracts to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of foreign currency denominated portfolio transactions. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) CREDIT DEFAULT SWAPS. The Fund enters into credit default swap contracts (“swaps”) for investment purposes, to manage its credit risk or to add leverage. As a seller in a credit default swap contract, the Fund is required to pay the notional or other agreed-upon value to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the referenced debt obligation. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund keeps the stream of payments and has no payment obligations. Such periodic payments are accrued daily and accounted for as realized gain.

The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held, in which case the Fund functions as the counterparty referenced in the preceding paragraph. As a purchaser of a credit default swap contract, the Fund receives the notional or other agreed upon value from the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer on the referenced debt obligation. In return, the Fund makes periodic payments to the counterparty over the term of the contract provided no event of default has occurred. Such periodic payments are accrued daily and accounted for as realized loss.

SALOMON BROTHERS HIGH INCOME FUND II INC.

Notes to Financial Statements (continued)

Swaps are marked-to-market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Fund’s Statement of Operations. For a credit default swap sold by the Fund, payment of the agreed upon amount made by the Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation purchased/received. For a credit default swap purchased by the Fund, the agreed upon amount received by the Fund in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by the Fund.

Entering into Credit Default Swaps involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there will be unfavorable changes in net interest rates.

(f) LENDING OF PORTFOLIO SECURITIES. The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. In exchange for lending securities under the terms of the agreement with its custodian, the Fund receives a lender’s fee. Fees earned by the Fund on securities lending are recorded as securities lending income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which varies depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund maintains the risk of any loss on the securities on loan as well as the potential loss on investments purchased with cash collateral received from securities lending.

(g) LOAN PARTICIPATIONS. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

SALOMON BROTHERS HIGH INCOME FUND II INC.

Notes to Financial Statements (continued)

(h) CREDIT AND MARKET RISK WITH EMERGING DEBT. The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(i) CASH FLOW INFORMATION. The Fund invests in securities and distributes dividends from net investment income and net realized gains from investment transactions which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows.

(j) SECURITY TRANSACTIONS AND INVESTMENT TRANSACTIONS. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(k) FOREIGN CURRENCY TRANSLATION. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

SALOMON BROTHERS HIGH INCOME FUND II INC.

Notes to Financial Statements (continued)

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(l) DISTRIBUTIONS TO SHAREHOLDERS. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP. To the extent that the Fund’s current year distributions of net investment income exceeds current year taxable income, such excess distributions will be taxable as ordinary income to shareholders to the extent of any capital loss carryforwards utilized.

(m) FEDERAL AND OTHER TAXES. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

(n) RECLASSIFICATION. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the year ended April 30, 2005, the following reclassifications have been made:

Overdistributed Net Investment Income		Accumulated Net Realized Loss	Paid-In Capital
$15,157,125	(a)	—	$(15,157,125)
$43,026	(b)	$(43,026)	—

(a)	Reclassifications are primarily due to a taxable overdistribution.
(b)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes and differences between book and tax treatment of swap periodic payments.

Note  2.  Management  Fee  and  Other  Transactions  with  Affiliates

Salomon Brothers Asset Management Inc (“Investment Manager”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment manager to the Fund. The Investment Manager is responsible on a day-to-day basis for the management of the Fund’s portfolio in accordance with the Fund’s investment objectives and policies and for making decisions to buy, sell or hold particular securities of the Fund. The management fee for these services is payable monthly at an annual rate of 1.00% of the Fund’s average weekly net assets plus the proceeds of any outstanding borrowings used for leverage.

SALOMON BROTHERS HIGH INCOME FUND II INC.

Notes to Financial Statements (continued)

Smith Barney Fund Management LLC (“Administrator”), another indirect wholly-owned subsidiary of Citigroup, acts as the Fund’s administrator for which the Fund pays a monthly fee at an annual rate of 0.10% of the value of the Fund’s average weekly net assets plus the proceeds of any outstanding borrowings used for leverage. The administrator performs certain administrative services necessary for the operation of the Fund.

During periods in which the Fund is utilizing financial leverage, the fees which are payable to the Investment Manager and Administrator as a percentage of the Fund’s assets will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.

Certain officers and/or Directors of the Fund are also officers and/or Directors of the Investment Manager and do not receive compensation from the Fund.

Note  3.  Portfolio  Activity

During the year ended April 30, 2005, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$702,224,330

Sales	$640,058,453

At April 30, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$70,643,534
Gross unrealized depreciation	(67,294,060)

Net unrealized appreciation	$3,349,474

Transactions in reverse repurchase agreements for the Fund during the year ended April 30, 2005 were as follow:

Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Outstanding
$77,024,686	1.94%	$117,904,750

Interest rates on reverse repurchase agreements ranged from 0.75% to 2.90% during the year ended April 30, 2005. Interest paid on reverse repurchase agreements totaled $1,362,324.

SALOMON BROTHERS HIGH INCOME FUND II INC.

Notes to Financial Statements (continued)

In addition, at April 30, 2005, the Fund had the following open reverse repurchase agreements outstanding:

Face Amount	Security	Value
$12,120,000	Reverse Repurchase Agreement with JPMorgan Chase & Co., dated 3/24/05 bearing 2.350% to be repurchased at $12,408,776 on 3/24/06, collateralized by: $12,000,000 United Mexican States, Medium-Term Notes, Series A, 5.875% due 1/15/14; Market value (including accrued interest) — $12,335,436	$12,120,000
10,975,000	Reverse Repurchase Agreement with UBS Financial Services Inc., dated 3/28/05 bearing 2.850% to be repurchased at $11,292,132 on 3/28/06, collateralized by: $10,000,000 Federative Republic of Brazil, 12.250% due 3/6/30; Market value (including accrued interest) — $12,571,413	10,975,000
31,981,250	Reverse Repurchase Agreement with CS First Boston Corp., dated 4/1/05 bearing 2.900% to be repurchased at $32,921,588 on 4/1/06, collateralized by: $35,000,000 Russian Federation, 5.000% due 3/31/30; Market value (including accrued interest) — $37,427,230	31,981,250
14,945,000	Reverse Repurchase Agreement with JPMorgan Chase & Co., dated 4/14/05 bearing 0.750% to be repurchased at $15,058,644 on 4/14/06, collateralized by: $14,000,000 United Mexican States, Medium-Term Notes, Series A, 6.625% due 3/3/15; Market value (including accrued interest) — $14,995,680	14,945,000
19,215,000	Reverse Repurchase Agreement with JPMorgan Chase & Co., dated 4/14/05 bearing 0.750% to be repurchased at $19,361,114 on 4/14/06, collateralized by: $18,000,000 United Mexican States, Medium-Term Notes, Series A, 6.625% due 3/3/15; Market value (including accrued interest) — $19,280,161	19,215,000
8,360,000	Reverse Repurchase Agreement with JPMorgan Chase & Co., dated 4/20/05 bearing 1.450% to be repurchased at $8,482,904 on 4/20/06, collateralized by: $8,443,920 Federative Republic of Brazil, C Bond, 8.000% due 4/15/14; Market value (including accrued interest) — $8,452,421	8,360,000

	Total Reverse Repurchase Agreements (Cost — $97,596,250 )	$97,596,250

SALOMON BROTHERS HIGH INCOME FUND II INC.

Notes to Financial Statements (continued)

At April 30, 2005, the Fund loaned securities having a market value of $177,338,918. The Fund received cash collateral amounting to $179,968,021 which was invested into the State Street Navigator Securities Lending Trust Prime Portfolio, a Rule 2a-7 money market fund, registered under the 1940 Act.

At April 30, 2005, the Fund held one loan participations with a total cost of $1,105,816 and with a total market value of $1,103,586.

At April 30, 2005, the Fund had the following credit default swap contract outstanding:

Swap Counterparty:	Morgan Stanley & Co. International Ltd.
Effective Date:	3/16/05
Reference Entity:	Federative Republic of Brazil, 12.250% due 3/6/30
Notional Amount:	$16,000,000 Fixed Rate 3.600%
Termination Date:	3/20/10
Unrealized Depreciation:	$(318,962)

Note  4.  Loan

At April 30, 2005, the Fund had outstanding a $300,000,000 loan pursuant to a revolving credit and security agreement with Crown Capital Company LLC, and Citicorp North America Inc. (“CNA”), an affiliate of SBAM. In addition, CNA acts as administrative agent. The loans generally bear interest at a variable rate based on the weighted average interest rates of the commercial paper or LIBOR, plus any applicable margin. Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses. For the year ended April 30, 2005, the Fund paid interest on this loan in the amount of $7,000,302.

Note  5.  Dividends Subsequent to April 30, 2005

On February 4, 2005, the Board of Directors of the Fund declared dividends in the amount of $0.095 per share payable on May 27, 2005 to shareholders of record on May 17, 2005.

On May 4, 2005, the Fund’s Board declared three dividends, each in the amount of $0.080 per share, payable on June 24, 2005, July 29, 2005 and August 26, 2005 to shareholders of record on June 14, 2005, July 12, 2005 and August 16, 2005, respectively.

Note  6.  Income Tax Information and Distributions to Shareholders

The tax character of distributions paid by the Fund during the fiscal years ended April 30, were as follows:

	2005	2004
Distributions paid from Ordinary Income	$93,751,761	$103,492,241

SALOMON BROTHERS HIGH INCOME FUND II INC.

Notes to Financial Statements (continued)

As of April 30, 2005, the components of accumulated earnings on a tax basis were as follows:

Capital loss carryforward(a)	$(182,644,492)
Other book/tax temporary differences(b)	(306,543)
Unrealized appreciation(c)	3,030,421

Total accumulated earnings/(losses)	$(179,920,614)

(a)	During the taxable year ended April 30, 2005, the Fund utilized $41,331,920 of its capital loss carryover available from prior years. On April 30, 2005 the Fund had net capital loss carryforwards as follows:

Year of Expiration	Amount
4/30/2008	(1,111,684)
4/30/2009	(10,635,451)
4/30/2010	(93,766,174)
4/30/2011	(77,131,183)

$(182,644,492)

These amounts will be available to offset any future taxable capital gains.
(b)	Other book/tax temporary differences are attributable primarily to book/tax differences in the accrual of income on securities in default, deferral of post-October currency losses for tax purposes and differences in the book/tax treatment of various items.
(c)	The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and the difference between the book and tax cost basis of investments in passive foreign investment companies.

Note  7.  Change in Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP has resigned as the independent registered public accounting firm for the Fund effective upon completion of the audit for the Fund’s 2005 fiscal year. The Fund’s Audit Committee has approved the engagement of KPMG LLP as the Fund’s new independent registered public accounting firm for the fiscal year ending April 30, 2006. A majority of the Fund’s Board of Directors, including a majority of the Independent Directors, approved the appointment of KPMG LLP, subject to the right, of the Fund, by a majority vote of the shareholders at any meeting called for that purpose, to terminate the appointment without penalty.

The reports of PricewaterhouseCoopers LLP on the Fund’s financial statement for each of the last two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. There have been no disagreements with PricewaterhouseCoopers LLP during the Fund’s two most recent fiscal years and any subsequent interim period on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused them to make reference thereto in their reports on the financial statements for such years.

SALOMON BROTHERS HIGH INCOME FUND II INC.

Notes to Financial Statements (continued)

Note  8.  Additional  Information

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and Citigroup Global Markets Inc. (“CGMI”) (each an affiliate of the manager) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the CAM-Managed funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan to be prepared by Citigroup and submitted within 90 days of the entry of the order for approval by the SEC. The order also requires that transfer agency fees received from the Affected Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

SALOMON BROTHERS HIGH INCOME FUND II INC.

Notes to Financial Statements (continued)

The order requires SBFM to recommend a new transfer agent contract to the Affected Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submits a proposal to serve as transfer agent or sub-transfer agent, an independent monitor must be engaged at the expense of SBFM and CGMI to oversee a competitive bidding process. Under the order, Citigroup must comply with an amended version of a vendor policy that Citigroup instituted in August 2004. That policy, as amended, among other things, requires that when requested by the board of CAM-Managed fund. CAM will retain at its own expense an independent consulting expert to advise and assist the board on the selection of certain service providers affiliated with Citigroup.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distribution will be allocated, and when such distribution will be made. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the funds.

The Fund did not implement the transfer agent arrangement described above and therefore will not receive any portion of the distributions.

Note  9.  Subsequent Event

On June 24, 2005, Citigroup announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

As part of this transaction, SBAM (the “Manager”), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason. The Manager is the investment adviser to the Fund.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the investment management contract between the Fund and the Manager. Therefore, the Fund’s Board of Directors will be asked to approve a new investment management contract between the Fund and the Manager. If approved by the Board, the new investment management contract will be presented to the shareholders of the Fund for their approval.

SALOMON BROTHERS HIGH INCOME FUND II INC.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

Salomon Brothers High Income Fund II Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Salomon Brothers High Income Fund II Inc. (“Fund”) at April 30, 2005, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, NY

June 22, 2005, except as to Note 9

as to which the date is June 24, 2005

SALOMON BROTHERS HIGH INCOME FUND II INC.

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of Salomon Brothers High Income Fund II Inc. (“Fund”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below. The Statement of Additional Information includes additional information about Fund Directors and is available by contacting the transfer agent at 1-800-446-1013.

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director (including the Fund)	Other Board Memberships Held by Director
Non-Interested Directors:

Carol L. Colman Colman Consulting Co. 278 Hawley Road North Salem, NY 10560 Birth Year: 1946	Director and Member of the Nominating and Audit Committees, Class III	Since 2002	President, Colman Consulting Co.	37	None

Daniel P. Cronin 24 Woodlawn Avenue New Rochelle, NY 10804 Birth Year: 1946	Director and Member of the Nominating and Audit Committees, Class I	Since 1998	Formerly Associate General Counsel, Pfizer Inc.	34	None

Leslie H. Gelb 150 East 69th Street New York, NY 10021 Birth Year: 1937	Director and Member of the Nominating and Audit Committees, Class II	Since 1998	President, Emeritus and Senior Board Fellow, The Council on Foreign Relations; Formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times	34	Director of two registered investment companies advised by Advantage Advisers, Inc. (“Advantage”)

William R. Hutchinson 535 N. Michigan Avenue Suite 1012 Chicago, IL 60611 Birth Year: 1942	Director and Member of the Nominating and Audit Committees, Class III	Since 2003	President, W.R. Hutchinson & Associates Inc.; Formerly Group Vice President, Mergers and Acquisitions, BP Amoco p.l.c.	44	Associated Banc-Corp.

SALOMON BROTHERS HIGH INCOME FUND II INC.

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director (including the Fund)	Other Board Memberships Held by Director
Riordan Roett The Johns Hopkins University 1740 Massachusetts Ave., NW Washington, DC 20036 Birth Year: 1938	Director and Member of the Nominating and Audit Committees, Class II	Since 1998	Professor and Director, Latin America Studies Program, Paul H. Nitze School of Advanced International Studies, The Johns Hopkins University	34	None

Jeswald W. Salacuse Tufts University The Fletcher School of Law & Diplomacy 160 Packard Avenue Medford, MA 02155 Birth Year: 1938	Director and Member of the Nominating and Audit Committees, Class I	Since 1998	Henry J. Braker Professor of Commercial Law and formerly Dean, The Fletcher School of Law and Diplomacy, Tufts University	34	Director of two registered investment companies advised by Advantage

Interested Directors:

R. Jay Gerken, CFA(2) Citigroup Asset Management (“CAM”) 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1951	Director, Chairman and Chief Executive Officer, Class III	Since 2002	Managing Director of Citigroup Global Markets Inc. (“CGM”); Chairman, President, Chief Executive Officer and Director of Smith Barney Fund Management LLC (“SBFM”) Travelers Investment Adviser, Inc. (“TIA”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Citigroup Inc. (“Citigroup”); Formerly Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2000)	220	None

SALOMON BROTHERS HIGH INCOME FUND II INC.

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director (including the Fund)	Other Board Memberships Held by Director
Officers:

Peter J. Wilby, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1958	President	Since 2002	Managing Director of CGM and Salomon Brothers Asset Management Inc (“SBAM”)	N/A	N/A
	Executive Vice President	1998- 2002

Andrew B. Shoup CAM 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1956	Senior Vice President and Chief Administrative Officer	Since 2003	Director of CAM; Senior Vice President and Chief Administrative Officer of mutual funds associated with Citigroup; Treasurer of certain mutual funds associated with Citigroup; Head of International Funds Administration of CAM (from 2001 to 2003); Director of Global Funds Administration of CAM (from 2000 to 2001); Head of U.S. Citibank Funds Administration of CAM (from 1998 to 2000)	N/A	N/A

Frances M. Guggino CAM 125 Broad Street, 10th Floor New York, NY 10004 Birth Year: 1957	Chief Financial Officer and Treasurer	Since 2004	Director of CGM; Chief Financial Officer and Treasurer of certain mutual funds associated with Citigroup Controller of certain mutual funds associated with Citigroup (from 1999 to 2004)	N/A	N/A
	Controller	2002- 2004

James E. Craige, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1967	Executive Vice President	Since 1998	Managing Director of CGM and SBAM	N/A	N/A

SALOMON BROTHERS HIGH INCOME FUND II INC.

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director (including the Fund)	Other Board Memberships Held by Director
Thomas K. Flanagan, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1953	Executive Vice President	Since 1998	Managing Director of CGM and SBAM	N/A	N/A

Maureen O’Callaghan CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1964	Executive Vice President	Since 1998	Managing Director of SBAM	N/A	N/A

Beth A. Semmel, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1960	Executive Vice President	Since 1998	Managing Director of CGM and SBAM	N/A	N/A

Andrew Beagley CAM 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1962	Chief Compliance Officer	Since 2004	Director of CGM (since 2000); Director of Compliance, North America, CAM (since 2000); Chief Anti-Money Laundering Compliance Officer, Chief Compliance Officer of certain mutual funds associated with Citigroup; Director of Compliance, Europe, the Middle East and Africa, CAM (from 1999 to 2000); Chief Compliance Officer SBFM, CFM, TIA	N/A	N/A

Wendy S. Setnicka CAM 125 Broad Street, 10th Floor New York, NY 10004 Birth Year: 1964	Controller	Since 2004	Vice President of CAM (since 2003); Controller of certain mutual funds associated with Citigroup: Assistant Controller of CAM (from 2002 to 2004); Accounting Manager of CAM (from 1998 to 2002)	N/A	N/A

SALOMON BROTHERS HIGH INCOME FUND II INC.

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director (including the Fund)	Other Board Memberships Held by Director
Robert I. Frenkel CAM 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for CAM and its predecessor (since 1994); Secretary of CFM (from 2001 to 2004); Secretary and Chief Legal Officer of mutual funds associated with Citigroup	N/A	N/A

(1)	The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meeting of Stockholders in the year 2005, year 2006 and year 2007, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.
(2)	Mr. Gerken in an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

SALOMON BROTHERS HIGH INCOME FUND II INC.

Annual Chief Executive Officer and Chief Financial Officer Certification (unaudited)

The Fund’s CEO has submitted to the NYSE the required annual certification and, the Fund also has included the Certifications of the Fund’s CEO and CFO required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC, for the period of this report.

SALOMON BROTHERS HIGH INCOME FUND II INC.

Dividend Reinvestment Plan (unaudited)

Pursuant to certain rules of the Securities and Exchange Commission the following additional disclosure is provided.

Each shareholder purchasing shares of common stock (“Shares”) of Salomon Brothers High Income Fund II Inc. (“Fund”) will be deemed to have elected to be a participant in the Dividend Reinvestment Plan (“Plan”), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all income dividends and distributions of capital gains in cash, paid by check, mailed directly to the record holder by or under the direction of PFPC Inc. as the Fund’s dividend-paying agent (“Agent”). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of “street name” and register such Shares in the shareholder’s name in order to participate, otherwise dividends and distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a “Participant.” The Agent will act as Agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

Unless the Fund declares a dividend or distribution payable only in the form of cash, the Agent will apply all dividends and distributions in the manner set forth below.

If, on the determination date (as defined below), the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a “market premium”), the Agent will receive the dividend or distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a “market discount”), the Agent will purchase Shares in the open market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a “Trading Day”) preceding the payment date for the dividend or distribution. For purposes herein, “market price” will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the dividend or distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the Trading Day prior to the “ex-dividend” date next succeeding the dividend or distribution payment date.

If (i) the Agent has not invested the full dividend amount in open market purchases by the date specified at the bottom of the prior page as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the

SALOMON BROTHERS HIGH INCOME FUND II INC.

Dividend Reinvestment Plan (unaudited) (continued)

Agent will cease making open market purchases and will receive the uninvested portion of the dividend amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open market purchases as specified at the bottom of the prior page or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the dividend or distribution.

In the event that all or part of a dividend or distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the dividend or distribution payment date, except that with respect to Shares issued pursuant to the paragraph above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

The open market purchases provided for above may be made on any securities exchange on which the Shares of the Fund are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant’s account. The Agent may commingle amounts of all Participants to be used for open market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

The Agent will maintain all Participant accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Participant’s name or that of its nominee, and each Participant’s proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may

SALOMON BROTHERS HIGH INCOME FUND II INC.

Dividend Reinvestment Plan (unaudited) (continued)

from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Dividends and distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund’s Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

The Agent’s service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open market purchases.

Participants may terminate their accounts under the Plan by notifying the Agent in writing or by calling 1-800-331-1710. Such termination will be effective immediately if notice is received by the Agent not less than ten days prior to any dividend or distribution record date; otherwise such termination will be effective on the first Trading Day after the payment due for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be amended or terminated by the Fund as applied to any dividend or capital gains distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the dividend or capital gains distribution. The Plan may be amended or terminated by the Agent, with the Fund’s prior written consent, on at least 30 days’ written notice to Plan Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge. If the Participant elects by notice to the Agent in writing in advance of such termination to have the Agent sell part or all of a Participant’s Shares and remit the proceeds to Participant, the Agent is authorized to deduct a $2.50 fee plus brokerage commission for this transaction from the proceeds.

Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant’s account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving

SALOMON BROTHERS HIGH INCOME FUND II INC.

Dividend Reinvestment Plan (unaudited) (continued)

dividends and distributions, the Fund will be authorized to pay to such successor Agent, for each Participant’s account, all dividends and distributions payable on Shares of the Fund held in each Participant’s name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners (“Nominee Holders”), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder’s name and held for the account of beneficial owners who are to participate in the Plan.

The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

All correspondence concerning the Plan should be directed to the Agent at P.O. Box 43027, Providence, RI 02940-3027.

SALOMON BROTHERS HIGH INCOME FUND II INC.

Additional Shareholder Information (unaudited)

This report is transmitted to the shareholders of the Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Funds Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-446-1013.

Information on how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-446-1013, (2) on the Fund’s website at www.citigroupam.com and (3) on the SEC’s website at www.sec.gov.

SALOMON BROTHERS HIGH INCOME FUND II INC.

Directors

CAROL L. COLMAN

DANIEL P. CRONIN

LESLIE H. GELB

R. JAY GERKEN, CFA

WILLIAM R. HUTCHINSON

RIORDAN ROETT

JESWALD W. SALACUSE

Officers

R. JAY GERKEN, CFA

Chairman and Chief Executive Officer

PETER J. WILBY, CFA

President

ANDREW B. SHOUP

Senior Vice President and

Chief Administrative Officer

FRANCES M. GUGGINO

Chief Financial Officer and Treasurer

JAMES E. CRAIGE, CFA

Executive Vice President

THOMAS K. FLANAGAN, CFA

Executive Vice President

MAUREEN O’CALLAGHAN

Executive Vice President

BETH A. SEMMEL, CFA

Executive Vice President

ANDREW BEAGLEY

Chief Compliance Officer

WENDY S. SETNICKA

Controller

ROBERT I. FRENKEL

Secretary and Chief Legal Officer

Salomon Brothers High Income Fund II Inc.

125 Broad Street

10th Floor, MF-2

New York, New York 10004

Telephone 1-888-777-0102

INVESTMENT MANAGER

Salomon Brothers Asset Management Inc

399 Park Avenue

New York, New York 10022

CUSTODIAN

State Street Bank and Trust Company

225 Franklin Street

Boston, Massachusetts 02110

TRANSFER AGENT

PFPC Inc.

P.O. Box 43027

Providence, RI 02940-3027

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, New York 10017

LEGAL COUNSEL

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, New York 10017-3909

NEW YORK STOCK EXCHANGE SYMBOL

HIX

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Director pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending April 30, 2004 and April 30, 2005 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $33,000 in 2004 and $33,000 in 2005.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $0.00 in 2004 and $8,500 in 2005. These services consisted of the agreed upon procedures preformed in connection with the revolving credit facility of Salomon Brothers High Income Fund II Inc.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Salomon Brothers High Income Fund II Inc., (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $3,600 in 2004 and $7,300 in 2005. These services consisted of (i) review of U.S. federal, state and local tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

(d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Salomon Brothers High Income Fund II Inc.

All Other Fees. The aggregate fees billed for all other non-audit services rendered by the Auditor to Salomon Brothers Asset Management (“SBAM”), and any entity controlling, controlled by or under common control with SBAM that provided ongoing services to Salomon Brothers High Income Fund II Inc., requiring pre-approval by the Audit Committee for the period May 6, 2003 through April 30, 2004 and for the year ended April 30, 2005, which include the issuance of reports on internal control under SAS No. 70 related to various Citigroup Asset Management (“CAM”) entities a profitability review of the Adviser and phase 1 of an analysis of Citigroup’s current and future real estate occupancy requirements in the tri-state area and security risk issues in the New York metro region were $0.0 and $1.3 million, respectively, all of which were pre-approved by the Audit Committee.

(e)(1) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Salomon Brothers High Income Fund II Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for the years ended 4/30/05 and 4/30/04; Tax Fees were 100% and 100% for the years ended 4/30/05 and 4/30/04; and Other Fees were 100% and 100% for the years ended 4/30/05 and 4/30/04.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Salomon Brothers High Income Fund II Inc., and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Salomon Brothers High Income Fund II Inc., during the reporting period were $6.4 million and $2.7 million for the years ended April 30,2004 and April 30, 2005, respectively.

(h) Yes. The Salomon Brothers High Income Fund II Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor’s independence. All services provided by the Auditor to the Salomon Brothers High Income Fund II Inc., or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Board of Directors of the Fund has delegated the authority to develop policies and procedures relating to proxy voting to the Manager. The Manager is part of Citigroup Asset Management (“CAM”), a group of investment adviser affiliates of Citigroup, Inc. (“Citigroup”). Along with the other investment advisers that comprise CAM, the Manager has adopted a set of proxy voting policies and procedures (the “Policies”) to ensure that the Manager votes proxies relating to equity securities in the best interest of clients.

In voting proxies, the Manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The Manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The Manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the Manager of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

In furtherance of the Manager’s goal to vote proxies in the best interest of clients, the Manager follows procedures designed to identify and address material conflicts that may arise between the Manager’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the Manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s and the Manager’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The Manager also maintains and considers a list of significant relationships that could present a conflict of interest for the Manager in voting proxies. The Manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the Manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the Manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the Manager decides to vote a proxy, the Manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the Manager in voting proxies with respect to such issuer. Such position is based on the fact that the Manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the Manager and certain other Citigroup business units.

CAM maintains a Proxy Voting Committee, of which the Manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the Manager’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the Manager’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the Manager may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

ITEM 8.	[RESERVED]

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Salomon Brothers High Income Fund II Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Salomon Brothers High Income Fund II Inc.

Date: July 8, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Salomon Brothers High Income Fund II Inc.

Date: July 8, 2005

By:	/s/ (Frances M. Guggino)
(Frances M. Guggino)
Chief Financial Officer of
Salomon Brothers High Income Fund II Inc.

Date: July 8, 2005